EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of Northern Border Pipeline Company (the “Partnership”) for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Patricia M. Wiederholt, as Principal Financial Officer and Controller, of TransCanada Northern Border Inc., Operator (functional equivalent to the Partnership’s principal financial officer), hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or section 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: April 30, 2007	/s/ Patricia M. Wiederholt
Patricia M. Wiederholt
Principal Financial Officer and Controller TransCanada Northern Border Inc., Operator

This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.